SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 31, 1997



                                  FOSSIL, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                      0-19548                 75-2018505
-------------------------------- --------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

2280 N. Greenville Avenue
Richardson, Texas                                         75082
----------------------------------------        ---------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (972) 234-2525.

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ITEM 5.           OTHER EVENTS.

         Ownership of the Common Stock and other securities of Fossil, Inc. (the "Company") involves certain risks. Holders of the Company's securities and prospective investors should carefully consider the following risk factors in evaluating an investment in the Company's securities.

RETAIL INDUSTRY CONDITIONS

         The Company's business is subject to economic cycles. Purchases of discretionary fashion accessories, such as the Company's watches, handbags, sunglasses and other products, tend to decline during recessionary periods, when disposable income is low and consumers are hesitant to use available credit. Any significant declines in general economic conditions or uncertainties regarding future economic prospects that affect consumer spending habits could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company, like many of its competitors, sells to department stores and other major retailers, some of whom have engaged in leveraged buyouts or other transactions in which such retailers have incurred significant amounts of debt. In recent years, a number of the retailers to whom the Company sells its products have experienced financial difficulties, and some of these retailers are currently operating under the protection of the federal bankruptcy laws or state insolvency laws or may in the future file for relief under such laws. In connection with bankruptcy and insolvency proceedings, amounts owed to the Company by retailers for shipments of goods made prior to the commencement of such proceedings may be discharged. In addition, the payment of amounts owed to the Company for shipments of goods made after the commencement of such proceedings may under certain circumstances be subject to the claims of pre- and post-petition secured creditors and other administrative claimants. Accordingly, in either case, amounts owed to the Company by retailers may not be collected in whole or in part. It is also possible that amounts paid to the Company by retailers prior to the commencement of bankruptcy proceedings may be subject to recovery under bankruptcy laws relating to preferential payments. Additionally, all or part of the operations of a retailer that seeks bankruptcy or other debtor protection may be discontinued and sales of the Company's products to such a retailer may be curtailed or terminated during the course of bankruptcy or insolvency proceedings. In general, any significant increase in the financial difficulties experienced by retailers to whom the Company sells its products could have a material adverse effect on the Company's business, financial condition and results of operations.

EXPANSION OF BUSINESS

           During  recent  years,   the  Company  has   experienced   rapid  and
substantial growth in sales. However, the Company's business is subject to a number of risks, any one of which could have a material adverse effect on its business, financial condition and results of operations. These risks include the financial difficulties experienced by a number of the retailers to whom the Company sells its products, the uncertainties associated with changing fashion trends and consumer preferences, and the Company's dependence on manufacturing sources located in Hong Kong, over which China will resume sovereignty in 1997. The Company's future operating results will also depend on a number of other factors, including the demand for its products, the level of competition, general economic conditions and other factors beyond the control of the Company. Accordingly, there can be no assurance that the Company's recent growth in sales will continue or that sales will not decline.

         In view of the recent expansion of its business, the Company remains vulnerable to a variety of business risks generally associated with young, growing companies, as well as risks related to the diversification of its product offerings. The Company's current expansion plans may place significant strain on the Company's management, working capital, financial and management control systems and staff. The failure to maintain or upgrade financial and management control systems, to recruit additional staff or to respond effectively to difficulties encountered during expansion could have a material adverse effect on the Company's business, financial condition and results of operations. Although the Company has taken steps to ensure that its systems and controls are adequate to address its current needs and is attempting to recruit additional staff, there can be no assurance that the Company's systems and controls or staff will be adequate to sustain future growth.




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         A key element of the Company's business strategy is to expand the scope of its product offerings. There can be no assurance that the expansion of the Company's product offerings will be successful or that new products will be profitable or generate sales comparable to those of its existing businesses. Another element of the Company's business strategy is to place increased emphasis on growth in selected international markets. There can be no assurance that the Company's brand names and products will achieve a high degree of consumer acceptance in these markets.

FASHION TRENDS

         The Company's success depends upon its ability to anticipate and respond to changing fashion trends and consumer preferences in a timely manner. Although the Company attempts to stay abreast of emerging lifestyle and fashion trends affecting accessories and apparel, any failure by the Company to identify and respond to such trends could adversely affect consumer acceptance of its existing brand names and product lines, which in turn could adversely affect the Company's business, financial condition and results of operations. In this regard, certain companies that have experienced rapid growth in sales of watches and other fashion accessories have failed to sustain growth in sales or have experienced declines in sales due to an inability to respond effectively to changing consumer preferences. If the Company misjudges the market for its products, it may be faced with a significant amount of unsold finished goods inventory. Additionally, the Company has recently expanded and intends to further expand the scope of its product offerings, and there can be no assurance that new products introduced by the Company will achieve consumer acceptance comparable to that of its existing product lines.

FOREIGN MANUFACTURING

         The Company's products are currently manufactured to its specifications by foreign independent contractors located in Hong Kong and China and, to a lesser extent, Japan, Italy, Korea and Taiwan. The Company has no long-term contracts with its manufacturing sources and competes with other companies for production facilities. All transactions between the Company and its manufacturing sources are conducted on the basis of purchase orders. Although the Company believes that it has established close relationships with its principal manufacturing sources, the Company's future success will depend upon its ability to maintain close relationships with its current suppliers and to develop long term relationships with other suppliers that satisfy the Company's requirements for price and production flexibility.

         The Company's businesses are subject to the risks generally associated with doing business abroad, such as foreign governmental regulation, fluctuations in foreign exchange rates and changes in economic conditions in the countries in which the Company's manufacturing sources are located. The Company cannot predict the effect that such factors will have on its business arrangements with foreign manufacturing sources. If any such factors were to render the conduct of business in a particular country undesirable or impracticable, or if the Company's current foreign manufacturing sources were for any other reason to cease doing business with the Company, such a development could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is also subject to the risks associated with the imposition of additional United States legislation and regulations relating to imports, including quotas, duties, tariffs or taxes, and other charges or restrictions on imports, which could adversely affect the Company's operations and its ability to import products at current or increased levels. The Company cannot predict whether additional United States customs quotas, duties, tariffs, taxes or other charges or restrictions will be imposed upon the importation of its products in the future, or what effect such actions would have on its business, financial condition and results of operations.

         In addition, because a substantial portion of the Company's watches and certain of its handbags, sunglasses and other products are manufactured in Hong Kong, the Company's success will depend to a significant extent upon future economic and social conditions existing in Hong Kong. In 1997, the People's Republic of China will resume sovereignty over Hong Kong in accordance with the Sino-British Joint Declaration of 1984 (the "Joint Declaration"). Although the Joint Declaration establishes a framework for the continuation of existing economic and social systems in Hong Kong after 1997, there can be no assurance as to the manner in which such framework will be implemented or whether it will be respected by the Chinese authorities. If the Company's manufacturing sources in Hong Kong were disrupted for any reason, the Company believes that it could arrange for the manufacture and shipment of watches by alternative sources after a period of time. Because the establishment of new manufacturing relationships involves numerous uncertainties, including those relating to payment terms, costs of manufacturing, adequacy of manufacturing capacity, quality control



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and  timeliness  of  delivery,  the  Company is unable to predict  whether  such relationships would be on terms that the Company regards as satisfactory. Any significant disruption in the Company's relationships with its manufacturing sources located in Hong Kong would have a material adverse effect on the Company's business, financial condition and results of operations.

         The United States Trade Representative (the "USTR") has been directed to designate those countries that deny adequate and effective intellectual property rights or fair and equitable market access to United States firms that rely on intellectual property. From the countries designated, the USTR is to identify as "priority" foreign countries those countries where the lack of intellectual property rights protection is most egregious and has the greatest adverse impact on United States products. The USTR is directed to identify and investigate as priority foreign countries only those that have not entered into good faith negotiations or made significant progress in protecting intellectual property. Where such an investigation does not lead to a satisfactory resolution of such practices, through consultations or otherwise, the USTR is authorized to take retaliatory action, including the imposition of retaliatory tariffs and import restraints on goods from the priority foreign country.

         The Company cannot predict whether any of the countries in which its products are currently manufactured or any of the countries in which the Company may manufacture its products in the future will be subject to an investigation by the USTR. The Company cannot predict the likelihood, type or effect of any trade retaliation as a result of such investigations. Trade retaliation in the form of increased tariffs or quotas, or both, against products that are manufactured on behalf of the Company now or in the future could increase the cost or reduce the supply of such products available to the Company.

         There have been a number of ongoing trade disputes between the United States and China during which the United States has threatened to impose tariffs and duties on some products imported from China and to withdraw China's "most favored nation" status. There can be no assurance that legislation will not be introduced in Congress seeking to place restrictions on the renewal of China's most favored nation status or that China will continue to enjoy such status in the future. If goods manufactured in China enter the United States without the benefit of most favored nation treatment, such goods will be subject to significantly higher duty rates. Any such increased duties would increase the cost or reduce the supply of goods from China, although the Company believes that it could replace such goods with items manufactured in other countries at prices that would not materially affect its profit margins. Accordingly, the Company believes that the expiration of China's most favored nation status would not have a material adverse effect on the Company's financial condition or results of operations.

DEPENDENCE ON KEY PERSONNEL

         Since 1988, the Company has been under the management of Mr. Tom Kartsotis, Chairman of the Board and Chief Executive Officer, and Mr. Kosta N. Kartsotis, President and Chief Operating Officer. The future success of the Company will be highly dependent upon the personal efforts of Messrs. Tom Kartsotis and Kosta Kartsotis, and the loss of the services of either of them could have a material adverse effect on the Company. The Company currently maintains key man life insurance policies in the aggregate face amount of $1,550,000 on the lives of Messrs. Tom Kartsotis and Kosta Kartsotis. The Company has not entered into employment agreements with Messrs. Tom Kartsotis or Kosta N. Kartsotis. The Company believes that its future success will also depend upon its ability to attract and retain skilled design, marketing and management personnel.

COMPETITION

         There is intense competition in each of the businesses in which the Company competes. The Company's watch business competes with a number of established manufacturers, importers and distributors such as Guess? and Swatch. In addition, the Company's leather goods and sunglass businesses compete with a large number of established companies that have significantly greater experience than the Company in designing, developing, marketing and distributing such products. In all its businesses, the Company competes with numerous manufacturers, importers and distributors who have significantly greater financial, distribution, advertising and marketing resources than the Company. The Company's competitors include distributors that import watches and accessories from abroad, domestic companies that have established foreign manufacturing relationships and companies that produce watches and accessories domestically.



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SEASONALITY OF BUSINESS

         The business of the Company is seasonal by nature. A significant portion of the Company's net sales and operating income are generated during the fourth quarter of its fiscal year, which includes the Christmas season. The amount of net sales and operating income generated during the fourth quarter depends upon the level of retail sales during the Christmas season, as well as general economic conditions and other factors beyond the Company's control. There can be no assurance that such factors will not adversely affect the Company's net sales and operating income during the fourth quarter of its fiscal year.

CONTROL BY PRINCIPAL STOCKHOLDERS

           At March 31, 1997, Messrs. Tom Kartsotis and Kosta Kartsotis owned, directly or indirectly, an aggregate of 7,800,599 shares of Common Stock of the Company, representing 58.9% of the outstanding shares of Common Stock. As a result, they will be in a position to control the Company through their ability to determine the outcome of elections of the Company's directors, adopt, amend or repeal the Bylaws and take certain other actions requiring the vote or consent of the stockholders of the Company.

ANTI-TAKEOVER MATTERS

        The Company's Certificate of Incorporation and Bylaws, as well as the General Corporation Law of the State of Delaware (the "DGCL"), contain provisions that may have the effect of discouraging a proposal for a takeover of the Company. These include a provision in the Company's Certificate of Incorporation authorizing the issuance of "blank check" preferred stock and provisions in the Company's Bylaws establishing advance notice procedures with respect to certain stockholder proposals and requiring that action taken by the stockholders to remove a director without cause or to amend the Bylaws be approved by an 80% stockholder vote. In addition, Section 203 of the DGCL limits the ability of a Delaware corporation to engage in certain business combinations with interested stockholders.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 31, 1997


                                         FOSSIL, INC.


                                         By:/s/T.R.Tunnell
                                            ---------------
                                         Name: T.R. Tunnell
                                         Title: Senior Vice President,
                                          Development and Chief Legal Officer





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